Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
          I, Amir Bassan-Eskenazi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of BigBand Networks, Inc. on Form 10-Q for the quarterly period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BigBand Networks, Inc.

Date: November 6, 2009	/s/ Amir Bassan-Eskenazi
Amir Bassan-Eskenazi
Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
          I, Maurice L. Castonguay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of BigBand Networks, Inc. on Form 10-Q for the quarterly period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BigBand Networks, Inc.

Date: November 6, 2009	/s/ Maurice L. Castonguay
Maurice L. Castonguay
Chief Financial Officer (Principal Financial and Accounting Officer)

*   The forgoing certifications are being furnished to the U.S. Securities and Exchange Commission as an exhibit to the quarterly report on Form 10-Q for the quarterly period ended September 30, 2009 and accompany such Form 10-Q, and shall not be considered filed as part of such report.